UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2017

China Automotive Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33123	33-0885775
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

D8 Henglong Building, Optics Valley Software Park

No. 1 Guanshan First Avenue, Wuhan City

Hubei Province

The People’s Republic of China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (86) 27-8757-0028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2017 annual meeting of stockholders of China Automotive Systems, Inc. (the “Company”) was held on Wednesday, August 16, 2017 at Conference Hall, Grand Kempinski Hotel Shanghai, 1288 Lujiazui Ring Road, Pudong New District, Shanghai City, the People’s Republic of China.  Of the 32,338,302 shares of the Company’s common stock entitled to vote at the meeting, 28,716,213 shares, or 88.79%, were represented at the meeting in person or by proxy, constituting a quorum.  The voting results are presented below.

1.	Election of Directors

The Company’s shareholders elected the five nominees below to hold office until the 2018 annual meeting of shareholders and until their successors are elected and qualified.  Each of the nominees received more than a majority of the votes cast.  The votes regarding the election of directors were as follows:

Nominee	For	Authority Withheld	Broker Non-Votes

Hanlin Chen	24,594,751	385,793	3,735,669
Qizhou Wu	24,599,591	380,953	3,735,669
Guangxun Xu	24,598,221	382,323	3,735,669
Robert Tung	24,608,266	372,278	3,735,669
Arthur Wong	24,531,648	448,896	3,735,669

2.	Approval of an advisory (non-binding) proposal concerning the Company’s named executive officer compensation program

The approval of an advisory (non-binding) proposal concerning the Company’s named executive officer compensation program was ratified and approved by the following votes:

For	Against	Abstained	Broker Non-Vote

24,608,509	150,856	221,179	3,735,669

3.	Approval of an advisory (non-binding) vote concerning the frequency of holding future advisory votes on executive compensation

The approval of an advisory (non-binding) vote concerning the frequency of holding future advisory votes on executive compensation was ratified and approved by the following votes:

1 Year	2 Years	3 Years	Abstained

1,659,848	23,112,041	42,277	166,378

4.	Ratification and Approval of the Appointment of Independent Auditor

The appointment of PricewaterhouseCoopers Zhong Tian LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017 was ratified and approved by the following votes:

For	Against	Abstained	Broker Non-Vote

28,353,686	327,982	34,545	3,735,669

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Automotive Systems, Inc.
(Registrant)

Date: August 21, 2017	By:	/s/ Hanlin Chen
Hanlin Chen